Significant Management Judgement In Applying Accounting Policies	6 Months Ended
Sep. 30, 2025
Significant Management Judgement In Applying Accounting Policies [Abstract]
SIGNIFICANT MANAGEMENT JUDGEMENT IN APPLYING ACCOUNTING POLICIES

NOTE 4 — SIGNIFICANT MANAGEMENT JUDGEMENT IN APPLYING ACCOUNTING POLICIES

Impairment Losses

Impairment losses are based on an assessment of the investment or long-lived assets’ ability to generate future cash flows when there is evidence that these assets may be impaired. The calculation of the amount of impairment loss is based on estimates made by management when applying broad accounting principles governing the accounting for these assets. The determination of these estimates requires judgment by management. The final outcome may differ from the original estimates made by management, which may impact the carrying value of the assets which management has determined to be impaired and charged to the Company’s profit or loss during the period.

Provisions

Provisions for legal claims, service warranties and make good obligations are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount can be reliably estimated. Provisions are not recognized for future operating losses. Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as interest expense.

Income Tax

Significant judgment is involved in determining the Group’s provision for income taxes. There are certain transactions and computations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognizes liabilities for expected tax issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recognized, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made. The carrying amount of the Group’s income tax payable as at September 30, 2025 and March 31, 2025 amounted to $123,184 and $105,058, respectively.